Quarterly Performance Summary
Truist Financial Corporation
Second Quarter 2020

Financial Highlights
	Quarter Ended			Year-to-Date
	June 30		%	June 30		%
(Dollars in millions, except per share data, shares in thousands)	2020	2019	Change	2020	2019	Change
Summary Income Statement
Interest income - taxable equivalent (1)	$3,919	$2,230	75.7%	$8,382	$4,427	89.3%
Interest expense	440	516	(14.7)	1,216	993	22.5
Net interest income - taxable equivalent	3,479	1,714	103.0	7,166	3,434	108.7
Less: Taxable-equivalent adjustment	31	24	29.2	68	48	41.7
Net interest income	3,448	1,690	104.0	7,098	3,386	109.6
Provision for credit losses	844	172	NM	1,737	327	NM
Net interest income after provision for credit losses	2,604	1,518	71.5	5,361	3,059	75.3
Noninterest income	2,423	1,352	79.2	4,384	2,554	71.7
Noninterest expense	3,878	1,751	121.5	7,309	3,519	107.7
Income before income taxes	1,149	1,119	2.7	2,436	2,094	16.3
Provision for income taxes	191	234	(18.4)	415	411	1.0
Net income	958	885	8.2	2,021	1,683	20.1
Noncontrolling interests	3	(1)	NM	6	5	20.0
Preferred stock dividends	53	44	20.5	127	87	46.0
Net income available to common shareholders	902	842	7.1	1,888	1,591	18.7
Per Common Share Data
Earnings per share-basic	$0.67	$1.10	(39.1)%	$1.40	$2.08	(32.7)%
Earnings per share-diluted	0.67	1.09	(38.5)	1.39	2.06	(32.5)
Earnings per share-adjusted diluted (2)	0.82	1.12	(26.8)	1.65	2.17	(24.0)
Cash dividends declared	0.450	0.405	11.1	0.900	0.810	11.1
Common shareholders' equity	45.74	37.40	22.3	45.74	37.40	22.3
Tangible common shareholders' equity (2)	26.38	23.93	10.2	26.38	23.93	10.2
End of period shares outstanding	1,347,609	766,010	75.9	1,347,609	766,010	75.9
Weighted average shares outstanding-basic	1,347,512	765,958	75.9	1,345,942	765,052	75.9
Weighted average shares outstanding-diluted	1,355,834	774,603	75.0	1,356,809	774,329	75.2
Performance Ratios
Return on average assets	0.75%	1.55%		0.82%	1.49%
Return on average risk-weighted assets (current period is preliminary)	1.00	1.92		1.06	1.85
Return on average common shareholders' equity	5.90	11.98		6.24	11.54
Return on average tangible common shareholders' equity (2)	11.83	19.45		12.52	18.92
Net interest margin - taxable equivalent	3.13	3.42		3.34	3.47
Fee income ratio	41.3	44.4		38.2	43.0
Efficiency ratio-GAAP	66.1	57.6		63.7	59.3
Efficiency ratio-adjusted (2)	55.8	55.1		55.2	55.8
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.25%	0.23%		0.25%	0.23%
Loans and leases plus foreclosed property	0.37	0.34		0.37	0.34
Net charge-offs as a percentage of average loans and leases	0.39	0.38		0.38	0.39
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.81	1.05		1.81	1.05
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	5.24x	3.46x		5.24x	3.46x
Average Balances
Assets	$514,720	$229,249	124.5%	$496,135	$227,421	118.2%
Securities (3)	75,159	46,115	63.0	75,430	46,423	62.5
Loans and leases	326,435	151,557	115.4	317,091	150,181	111.1
Deposits	370,818	159,891	131.9	352,733	159,968	120.5
Common shareholders' equity	61,484	28,188	118.1	60,854	27,812	118.8
Total shareholders' equity	66,863	31,301	113.6	66,137	30,923	113.9
Period-End Balances
Assets	$504,336	$230,872	118.4%	$504,336	$230,872	118.4%
Securities (3)	77,805	45,289	71.8	77,805	45,289	71.8
Loans and leases	321,148	153,823	108.8	321,148	153,823	108.8
Deposits	376,235	159,521	135.9	376,235	159,521	135.9
Common shareholders' equity	61,634	28,650	115.1	61,634	28,650	115.1
Total shareholders' equity	68,883	31,764	116.9	68,883	31,764	116.9
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	9.7%	10.4%		9.7%	10.4%
Tier 1	11.5	12.0		11.5	12.0
Total	13.9	14.2		13.9	14.2
Leverage	9.0	10.2		9.0	10.2
Supplementary leverage	8.5	NA		8.5	NA
Applicable ratios are annualized.
NM - not meaningful
(1) Interest income includes certain fees, deferred costs and dividends.
(2) Represents a non-GAAP measure. See the calculations and management's reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost. In 4Q19, Truist transferred all HTM securities into AFS securities in response to changes in regulatory capital rules.
Truist Financial Corporation 1

Financial Highlights - Five Quarter Trend
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2020	2020	2019	2019	2019
Summary Income Statement
Interest income - taxable equivalent (1)	$3,919	$4,463	$2,837	$2,241	$2,230
Interest expense	440	776	585	518	516
Net interest income - taxable equivalent	3,479	3,687	2,252	1,723	1,714
Less: Taxable-equivalent adjustment	31	37	25	23	24
Net interest income	3,448	3,650	2,227	1,700	1,690
Provision for credit losses	844	893	171	117	172
Net interest income after provision for credit losses	2,604	2,757	2,056	1,583	1,518
Noninterest income	2,423	1,961	1,398	1,303	1,352
Noninterest expense	3,878	3,431	2,575	1,840	1,751
Income before income taxes	1,149	1,287	879	1,046	1,119
Provision for income taxes	191	224	153	218	234
Net income	958	1,063	726	828	885
Noncontrolling interests	3	3	5	3	(1)
Preferred stock dividends	53	74	19	90	44
Net income available to common shareholders	902	986	702	735	842
Per Common Share Data
Earnings per share-basic	$0.67	$0.73	$0.76	$0.96	$1.10
Earnings per share-diluted	0.67	0.73	0.75	0.95	1.09
Earnings per share-adjusted diluted (2)	0.82	0.83	1.12	1.07	1.12
Cash dividends declared	0.450	0.450	0.450	0.450	0.405
Common shareholders' equity	45.74	45.49	45.66	38.07	37.40
Tangible common shareholders' equity (2)	26.38	26.00	25.93	24.66	23.93
End of period shares outstanding	1,347,609	1,347,461	1,342,166	766,303	766,010
Weighted average shares outstanding-basic	1,347,512	1,344,372	922,840	766,167	765,958
Weighted average shares outstanding-diluted	1,355,834	1,357,545	934,718	775,791	774,603
Performance Ratios
Return on average assets	0.75%	0.90%	0.95%	1.41%	1.55%
Return on average risk-weighted assets (current quarter is preliminary)	1.00	1.12	1.02	1.75	1.92
Return on average common shareholders' equity	5.90	6.58	7.33	10.04	11.98
Return on average tangible common shareholders' equity (2)	11.83	13.23	12.91	16.03	19.45
Net interest margin - taxable equivalent	3.13	3.58	3.41	3.37	3.42
Fee income ratio	41.3	34.9	38.6	43.4	44.4
Efficiency ratio-GAAP	66.1	61.1	71.0	61.3	57.6
Efficiency ratio-adjusted (2)	55.8	54.6	57.5	57.1	55.1
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.25%	0.23%	0.14%	0.22%	0.23%
Loans and leases plus foreclosed property	0.37	0.36	0.19	0.34	0.34
Net charge-offs as a percentage of average loans and leases	0.39	0.36	0.40	0.41	0.38
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.81	1.63	0.52	1.05	1.05
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	5.24x	5.04x	3.41x	3.52x	3.46x
Average Balances
Assets	$514,720	$477,550	$302,059	$232,420	$229,249
Securities (3)	75,159	75,701	60,699	48,900	46,115
Loans and leases	326,435	307,748	193,641	152,042	151,557
Deposits	370,818	334,649	210,716	161,992	159,891
Common shareholders' equity	61,484	60,224	38,031	29,040	28,188
Total shareholders' equity	66,863	65,412	41,740	32,744	31,301
Period-End Balances
Assets	$504,336	$506,229	$473,078	$236,750	$230,872
Securities (3)	77,805	78,398	74,727	54,765	45,289
Loans and leases	321,148	324,039	308,215	150,855	153,823
Deposits	376,235	350,179	334,727	162,280	159,521
Common shareholders' equity	61,634	61,295	61,282	29,177	28,650
Total shareholders' equity	68,883	66,061	66,558	32,303	31,764
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	9.7%	9.3%	9.5%	10.6%	10.4%
Tier 1	11.5	10.5	10.8	12.2	12.0
Total	13.9	12.7	12.6	14.8	14.2
Leverage (4)	9.0	9.0	14.7	10.3	10.2
Supplementary leverage (5)	8.5	7.8	7.9	NA	NA
Applicable ratios are annualized.
(1) Interest income includes certain fees, deferred costs and dividends.
(2) Represents a non-GAAP measure. See the calculations and management's reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost. In 4Q19, Truist transferred all HTM securities into AFS securities in response to changes in regulatory capital rules.
(4) The leverage ratio is calculated using end of period Tier 1 capital and quarterly average tangible assets. The timing of the merger impacted the 4Q19 result.
(5) Truist became subject to the supplementary leverage ratio in 2020. The 4Q19 measure was an estimate based on a full quarter of average tangible assets.

2 Truist Financial Corporation

Consolidated Statements of Income
	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
(Dollars in millions, except per share data, shares in thousands)	2020	2019	$	%	2020	2019	$	%
Interest Income
Interest and fees on loans and leases	$3,377	$1,886	$1,491	79.1%	$7,153	$3,725	$3,428	92.0%
Interest on securities	444	300	144	48.0	938	602	336	55.8
Interest on other earning assets	67	20	47	NM	223	52	171	NM
Total interest income	3,888	2,206	1,682	76.2	8,314	4,379	3,935	89.9
Interest Expense
Interest on deposits	201	273	(72)	(26.4)	622	526	96	18.3
Interest on long-term debt	211	193	18	9.3	483	385	98	25.5
Interest on other borrowings	28	50	(22)	(44.0)	111	82	29	35.4
Total interest expense	440	516	(76)	(14.7)	1,216	993	223	22.5
Net Interest Income	3,448	1,690	1,758	104.0	7,098	3,386	3,712	109.6
Provision for credit losses	844	172	672	NM	1,737	327	1,410	NM
Net Interest Income After Provision for Credit Losses	2,604	1,518	1,086	71.5	5,361	3,059	2,302	75.3
Noninterest Income
Insurance income	581	566	15	2.7	1,130	1,076	54	5.0
Service charges on deposits	202	181	21	11.6	507	352	155	44.0
Wealth management income	289	172	117	68.0	621	335	286	85.4
Card and payment related fees	171	139	32	23.0	358	267	91	34.1
Residential mortgage income	341	91	250	NM	586	140	446	NM
Investment banking and trading income	274	48	226	NM	392	74	318	NM
Operating lease income	83	35	48	137.1	160	70	90	128.6
Income from bank-owned life insurance	45	34	11	32.4	89	62	27	43.5
Lending related fees	66	28	38	135.7	133	53	80	150.9
Commercial real estate related income	49	22	27	122.7	93	36	57	158.3
Securities gains (losses)	300	—	300	NM	298	—	298	NM
Other income (loss)	22	36	(14)	(38.9)	17	89	(72)	(80.9)
Total noninterest income	2,423	1,352	1,071	79.2	4,384	2,554	1,830	71.7
Noninterest Expense
Personnel expense	2,008	1,120	888	79.3	3,980	2,207	1,773	80.3
Net occupancy expense	243	116	127	109.5	464	238	226	95.0
Professional fees and outside processing	289	84	205	NM	536	170	366	NM
Software expense	216	71	145	NM	426	143	283	197.9
Equipment expense	120	68	52	76.5	236	133	103	77.4
Marketing and customer development	56	29	27	93.1	140	56	84	150.0
Operating lease depreciation	77	29	48	165.5	148	58	90	155.2
Loan-related expense	56	30	26	86.7	118	55	63	114.5
Amortization of intangibles	178	32	146	NM	343	64	279	NM
Regulatory costs	30	19	11	57.9	59	37	22	59.5
Merger-related and restructuring charges	209	23	186	NM	316	103	213	NM
Loss (gain) on early extinguishment of debt	235	—	235	NM	235	—	235	NM
Other expense	161	130	31	23.8	308	255	53	20.8
Total noninterest expense	3,878	1,751	2,127	121.5	7,309	3,519	3,790	107.7
Earnings
Income before income taxes	1,149	1,119	30	2.7	2,436	2,094	342	16.3
Provision for income taxes	191	234	(43)	(18.4)	415	411	4	1.0
Net income	958	885	73	8.2	2,021	1,683	338	20.1
Noncontrolling interests	3	(1)	4	NM	6	5	1	20.0
Preferred stock dividends	53	44	9	20.5	127	87	40	46.0
Net income available to common shareholders	$902	$842	$60	7.1%	$1,888	$1,591	$297	18.7%
Earnings Per Common Share
Basic	$0.67	$1.10	$(0.43)	(39.1)%	$1.40	$2.08	$(0.68)	(32.7)%
Diluted	0.67	1.09	(0.42)	(38.5)	1.39	2.06	(0.67)	(32.5)
Weighted Average Shares Outstanding
Basic	1,347,512	765,958	581,554	75.9	1,345,942	765,052	580,890	75.9
Diluted	1,355,834	774,603	581,231	75.0	1,356,809	774,329	582,480	75.2
NM - not meaningful

Truist Financial Corporation 3

Consolidated Statements of Income - Five Quarter Trend
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2020	2020	2019	2019	2019
Interest Income
Interest and fees on loans and leases	$3,377	$3,776	$2,371	$1,886	$1,886
Interest on securities	444	494	402	315	300
Interest on other earning assets	67	156	39	17	20
Total interest income	3,888	4,426	2,812	2,218	2,206
Interest Expense
Interest on deposits	201	421	304	271	273
Interest on long-term debt	211	272	219	193	193
Interest on other borrowings	28	83	62	54	50
Total interest expense	440	776	585	518	516
Net Interest Income	3,448	3,650	2,227	1,700	1,690
Provision for credit losses	844	893	171	117	172
Net Interest Income After Provision for Credit Losses	2,604	2,757	2,056	1,583	1,518
Noninterest Income
Insurance income	581	549	509	487	566
Service charges on deposits	202	305	222	188	181
Wealth management income	289	332	206	175	172
Card and payment related fees	171	187	156	132	139
Residential mortgage income	341	245	65	80	91
Investment banking and trading income	274	118	109	60	48
Operating lease income	83	77	47	36	35
Income from bank-owned life insurance	45	44	38	29	34
Lending related fees	66	67	47	24	28
Commercial real estate related income	49	44	48	32	22
Securities gains (losses)	300	(2)	(116)	—	—
Other income (loss)	22	(5)	67	60	36
Total noninterest income	2,423	1,961	1,398	1,303	1,352
Noninterest Expense
Personnel expense	2,008	1,972	1,465	1,161	1,120
Net occupancy expense	243	221	147	122	116
Professional fees and outside processing	289	247	161	102	84
Software expense	216	210	118	77	71
Equipment expense	120	116	83	64	68
Marketing and customer development	56	84	45	36	29
Operating lease depreciation	77	71	43	35	29
Loan-related expense	56	62	42	26	30
Amortization of intangibles	178	165	71	29	32
Regulatory costs	30	29	24	20	19
Merger-related and restructuring charges	209	107	223	34	23
Loss (gain) on early extinguishment of debt	235	—	—	—	—
Other expense	161	147	153	134	130
Total noninterest expense	3,878	3,431	2,575	1,840	1,751
Earnings
Income before income taxes	1,149	1,287	879	1,046	1,119
Provision for income taxes	191	224	153	218	234
Net income	958	1,063	726	828	885
Noncontrolling interests	3	3	5	3	(1)
Preferred stock dividends	53	74	19	90	44
Net income available to common shareholders	$902	$986	$702	$735	$842
Earnings Per Common Share
Basic	$0.67	$0.73	$0.76	$0.96	$1.10
Diluted	0.67	0.73	0.75	0.95	1.09
Weighted Average Shares Outstanding
Basic	1,347,512	1,344,372	922,840	766,167	765,958
Diluted	1,355,834	1,357,545	934,718	775,791	774,603

4 Truist Financial Corporation

Segment Financial Performance - Preliminary
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2020	2020	2019	2019	2019
Consumer Banking and Wealth
Net interest income (expense)	$1,843	$1,860	$1,114	$855	$835
Net intersegment interest income (expense)	313	390	278	225	210
Segment net interest income	2,156	2,250	1,392	1,080	1,045
Allocated provision for credit losses	270	437	145	115	123
Noninterest income	1,006	1,067	652	574	580
Noninterest expense	1,969	1,988	1,317	929	898
Income (loss) before income taxes	923	892	582	610	604
Provision (benefit) for income taxes	218	210	141	148	146
Segment net income (loss)	$705	$682	$441	$462	$458

Corporate and Commercial Banking
Net interest income (expense)	$1,351	$1,534	$934	$729	$751
Net intersegment interest income (expense)	(55)	(199)	(95)	(85)	(109)
Segment net interest income	1,296	1,335	839	644	642
Allocated provision for credit losses	533	399	17	14	51
Noninterest income	624	460	419	277	251
Noninterest expense	884	887	576	342	326
Income (loss) before income taxes	503	509	665	565	516
Provision (benefit) for income taxes	94	91	144	119	107
Segment net income (loss)	$409	$418	$521	$446	$409

Insurance Holdings
Net interest income (expense)	$33	$36	$38	$39	$35
Net intersegment interest income (expense)	(10)	(11)	(11)	(11)	(10)
Segment net interest income	23	25	27	28	25
Allocated provision for credit losses	6	1	2	2	2
Noninterest income	598	557	536	491	570
Noninterest expense	449	440	481	435	444
Income (loss) before income taxes	166	141	80	82	149
Provision (benefit) for income taxes	41	36	21	21	38
Segment net income (loss)	$125	$105	$59	$61	$111

Other, Treasury & Corporate (1)
Net interest income (expense)	$221	$220	$141	$77	$69
Net intersegment interest income (expense)	(248)	(180)	(172)	(129)	(91)
Segment net interest income	(27)	40	(31)	(52)	(22)
Allocated provision for credit losses	35	56	7	(14)	(4)
Noninterest income	195	(123)	(209)	(39)	(49)
Noninterest expense	576	116	201	134	83
Income (loss) before income taxes	(443)	(255)	(448)	(211)	(150)
Provision (benefit) for income taxes	(162)	(113)	(153)	(70)	(57)
Segment net income (loss)	$(281)	$(142)	$(295)	$(141)	$(93)

Total Truist Financial Corporation
Net interest income (expense)	$3,448	$3,650	$2,227	$1,700	$1,690
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	3,448	3,650	2,227	1,700	1,690
Allocated provision for credit losses	844	893	171	117	172
Noninterest income	2,423	1,961	1,398	1,303	1,352
Noninterest expense	3,878	3,431	2,575	1,840	1,751
Income (loss) before income taxes	1,149	1,287	879	1,046	1,119
Provision (benefit) for income taxes	191	224	153	218	234
Net income	$958	$1,063	$726	$828	$885
Effective December 2019, segments were realigned in connection with the SunTrust merger. Results for prior periods have been revised to reflect the new structure.
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Truist Financial Corporation 5

Consolidated Ending Balance Sheets - Five Quarter Trend
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2020	2020	2019	2019	2019
Assets
Cash and due from banks	$5,116	$5,312	$4,084	$2,027	$1,831
Interest-bearing deposits with banks	36,081	31,036	14,981	877	722
Securities borrowed or purchased under resale agreements	1,345	1,796	1,417	114	148
Trading assets at fair value	3,824	3,863	5,733	400	1,429
Securities available for sale at fair value	77,805	78,398	74,727	35,997	25,802
Securities held to maturity at amortized cost	—	—	—	18,768	19,487
Loans and leases:
Commercial:
Commercial and industrial	147,141	149,161	130,180	64,324	63,693
CRE	27,963	27,532	26,832	17,080	16,976
Commercial construction	6,891	6,630	6,205	3,804	3,746
Lease financing	5,783	5,984	6,122	2,356	2,203
Consumer:
Residential mortgage	51,671	53,096	52,071	28,297	32,607
Residential home equity and direct	26,935	27,629	27,044	11,646	11,675
Indirect auto	24,509	25,146	24,442	11,871	11,756
Indirect other	11,592	10,980	11,100	6,590	6,453
Student	7,484	7,771	6,743	—	—
Credit card	4,856	5,300	5,619	3,058	3,056
PCI	—	—	3,484	387	421
Total loans and leases held for investment	314,825	319,229	299,842	149,413	152,586
Loans held for sale	6,323	4,810	8,373	1,442	1,237
Total loans and leases	321,148	324,039	308,215	150,855	153,823
Allowance for loan and lease losses	(5,702)	(5,211)	(1,549)	(1,573)	(1,595)
Premises and equipment	4,002	3,999	3,712	2,022	2,029
Goodwill	23,882	23,927	24,154	9,832	9,830
Core deposit and other intangible assets	3,016	3,168	3,142	678	712
Mortgage servicing rights	2,077	2,150	2,630	929	982
Other assets	31,742	33,752	31,832	15,824	15,672
Total assets	$504,336	$506,229	$473,078	$236,750	$230,872
Liabilities
Deposits:
Noninterest-bearing deposits	$122,694	$97,618	$92,405	$52,667	$52,458
Interest checking	99,005	92,950	85,492	27,723	28,021
Money market and savings	123,974	124,072	120,934	64,454	63,972
Time deposits	30,562	35,539	35,896	16,526	15,070
Foreign office deposits - interest-bearing	—	—	—	910	—
Total deposits	376,235	350,179	334,727	162,280	159,521
Short-term borrowings	5,700	12,696	18,218	10,405	10,344
Long-term debt	42,133	65,662	41,339	25,520	22,640
Other liabilities	11,385	11,631	12,236	6,242	6,603
Total liabilities	435,453	440,168	406,520	204,447	199,108
Shareholders' Equity:
Preferred stock	7,143	4,599	5,102	3,057	3,053
Common stock	6,738	6,737	6,711	3,832	3,830
Additional paid-in capital	35,676	35,584	35,609	6,931	6,889
Retained earnings	18,373	18,076	19,806	19,440	19,050
Accumulated other comprehensive loss	847	898	(844)	(1,026)	(1,119)
Noncontrolling interests	106	167	174	69	61
Total shareholders' equity	68,883	66,061	66,558	32,303	31,764
Total liabilities and shareholders' equity	$504,336	$506,229	$473,078	$236,750	$230,872
In 4Q19, Truist transferred all HTM securities into AFS securities in response to changes in regulatory capital rules.

6 Truist Financial Corporation

Average Balance Sheets
	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
(Dollars in millions)	2020	2019	$	%	2020	2019	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,237	$2,662	$(425)	(16.0)%	$2,255	$2,980	$(725)	(24.3)%
U.S. government-sponsored entities (GSE)	1,844	2,440	(596)	(24.4)	1,850	2,429	(579)	(23.8)
Mortgage-backed securities issued by GSE	70,374	40,112	30,262	75.4	70,595	40,078	30,517	76.1
States and political subdivisions	505	566	(61)	(10.8)	518	593	(75)	(12.6)
Non-agency mortgage-backed	162	302	(140)	(46.4)	174	308	(134)	(43.5)
Other	37	33	4	12.1	38	35	3	8.6
Total securities	75,159	46,115	29,044	63.0	75,430	46,423	29,007	62.5
Loans and leases:
Commercial:
Commercial and industrial	152,991	62,563	90,428	144.5	142,367	61,970	80,397	129.7
CRE	27,804	16,854	10,950	65.0	27,425	16,820	10,605	63.0
Commercial construction	6,748	3,894	2,854	73.3	6,578	4,006	2,572	64.2
Lease financing	5,922	2,122	3,800	179.1	5,996	2,071	3,925	189.5
Consumer:
Residential mortgage	52,380	32,066	20,314	63.4	52,687	31,720	20,967	66.1
Residential home equity and direct	27,199	11,687	15,512	132.7	27,381	11,685	15,696	134.3
Indirect auto	24,721	11,633	13,088	112.5	24,848	11,471	13,377	116.6
Indirect other	11,282	6,246	5,036	80.6	11,116	6,138	4,978	81.1
Student	7,633	—	7,633	NM	7,710	—	7,710	NM
Credit card	4,949	2,970	1,979	66.6	5,242	2,946	2,296	77.9
PCI	—	432	(432)	(100.0)	—	444	(444)	(100.0)
Total loans and leases held for investment	321,629	150,467	171,162	113.8	311,350	149,271	162,079	108.6
Loans held for sale	4,806	1,090	3,716	NM	5,741	910	4,831	NM
Total loans and leases	326,435	151,557	174,878	115.4	317,091	150,181	166,910	111.1
Interest earning trading assets	3,700	1,456	2,244	154.1	5,017	1,031	3,986	NM
Other earning assets	41,531	1,711	39,820	NM	32,641	1,653	30,988	NM
Total earning assets	446,825	200,839	245,986	122.5	430,179	199,288	230,891	115.9
Nonearning assets	67,895	28,410	39,485	139.0	65,956	28,133	37,823	134.4
Total assets	$514,720	$229,249	$285,471	124.5%	$496,135	$227,421	$268,714	118.2%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$113,875	$52,680	$61,195	116.2%	$103,505	$52,484	$51,021	97.2%
Interest checking	97,863	27,708	70,155	NM	91,435	27,665	63,770	NM
Money market and savings	126,071	63,394	62,677	98.9	123,504	63,360	60,144	94.9
Time deposits	33,009	15,730	17,279	109.8	34,289	16,059	18,230	113.5
Foreign office deposits - interest-bearing	—	379	(379)	(100.0)	—	400	(400)	(100.0)
Total deposits	370,818	159,891	210,927	131.9	352,733	159,968	192,765	120.5
Short-term borrowings	8,998	8,367	631	7.5	13,949	7,003	6,946	99.2
Long-term debt	55,537	23,233	32,304	139.0	51,042	23,240	27,802	119.6
Other liabilities	12,504	6,457	6,047	93.7	12,274	6,287	5,987	95.2
Total liabilities	447,857	197,948	249,909	126.2	429,998	196,498	233,500	118.8
Shareholders' equity	66,863	31,301	35,562	113.6	66,137	30,923	35,214	113.9
Total liabilities and shareholders' equity	$514,720	$229,249	$285,471	124.5%	$496,135	$227,421	$268,714	118.2%
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.
NM - not meaningful

Truist Financial Corporation 7

Average Balance Sheets - Five Quarter Trend
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2020	2020	2019	2019	2019
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,237	$2,274	$2,384	$2,240	$2,662
U.S. government-sponsored entities (GSE)	1,844	1,856	2,301	2,449	2,440
Mortgage-backed securities issued by GSE	70,374	70,816	55,119	43,415	40,112
States and political subdivisions	505	530	598	566	566
Non-agency mortgage-backed	162	185	263	198	302
Other	37	40	34	32	33
Total securities	75,159	75,701	60,699	48,900	46,115
Loans and leases:
Commercial:
Commercial and industrial	152,991	131,743	81,853	63,768	62,563
CRE	27,804	27,046	19,896	17,042	16,854
Commercial construction	6,748	6,409	4,506	3,725	3,894
Lease financing	5,922	6,070	3,357	2,260	2,122
Consumer:
Residential mortgage	52,380	52,993	34,824	28,410	32,066
Residential home equity and direct	27,199	27,564	15,810	11,650	11,687
Indirect auto	24,721	24,975	15,390	11,810	11,633
Indirect other	11,282	10,950	7,772	6,552	6,246
Student	7,633	7,787	1,825	—	—
Credit card	4,949	5,534	3,788	3,036	2,970
PCI	—	—	1,220	411	432
Total loans and leases held for investment	321,629	301,071	190,241	148,664	150,467
Loans held for sale	4,806	6,677	3,400	3,378	1,090
Total loans and leases	326,435	307,748	193,641	152,042	151,557
Interest earning trading assets	3,700	6,334	2,370	668	1,456
Other earning assets	41,531	23,750	6,405	1,798	1,711
Total earning assets	446,825	413,533	263,115	203,408	200,839
Nonearning assets	67,895	64,017	38,944	29,012	28,410
Total assets	$514,720	$477,550	$302,059	$232,420	$229,249
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$113,875	$93,135	$64,485	$52,500	$52,680
Interest checking	97,863	85,008	43,246	27,664	27,708
Money market and savings	126,071	120,936	79,903	64,920	63,394
Time deposits	33,009	35,570	23,058	16,643	15,730
Foreign office deposits - interest-bearing	—	—	24	265	379
Total deposits	370,818	334,649	210,716	161,992	159,891
Short-term borrowings	8,998	18,900	11,489	8,307	8,367
Long-term debt	55,537	46,547	29,888	22,608	23,233
Other liabilities	12,504	12,042	8,226	6,769	6,457
Total liabilities	447,857	412,138	260,319	199,676	197,948
Shareholders' equity	66,863	65,412	41,740	32,744	31,301
Total liabilities and shareholders' equity	$514,720	$477,550	$302,059	$232,420	$229,249
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

8 Truist Financial Corporation

Average Balances and Rates - Quarters
	Quarter Ended
	June 30, 2020			March 31, 2020
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,237	$10	1.88%	$2,274	$11	1.93%
U.S. government-sponsored entities (GSE)	1,844	12	2.33	1,856	10	2.33
Mortgage-backed securities issued by GSE	70,374	413	2.35	70,816	461	2.60
States and political subdivisions	505	4	3.57	530	5	3.56
Non-agency mortgage-backed	162	7	16.71	185	8	16.72
Other	37	—	2.27	40	—	3.01
Total securities	75,159	446	2.37	75,701	495	2.62
Loans and leases:
Commercial:
Commercial and industrial	152,991	1,204	3.16	131,743	1,419	4.33
CRE	27,804	227	3.26	27,046	287	4.25
Commercial construction	6,748	61	3.70	6,409	76	4.87
Lease financing	5,922	70	4.71	6,070	65	4.27
Consumer:
Residential mortgage	52,380	608	4.65	52,993	594	4.48
Residential home equity and direct	27,199	391	5.78	27,564	452	6.60
Indirect auto	24,721	407	6.63	24,975	428	6.89
Indirect other	11,282	201	7.18	10,950	201	7.37
Student	7,633	87	4.55	7,787	104	5.38
Credit card	4,949	114	9.27	5,534	133	9.68
PCI	—	—	—	—	—	—
Total loans and leases held for investment	321,629	3,370	4.21	301,071	3,759	5.02
Loans held for sale	4,806	36	3.04	6,677	53	3.14
Total loans and leases	326,435	3,406	4.19	307,748	3,812	4.98
Interest earning trading assets	3,700	39	4.19	6,334	64	4.04
Other earning assets	41,531	28	0.28	23,750	92	1.55
Total earning assets	446,825	3,919	3.52	413,533	4,463	4.33
Nonearning assets	67,895			64,017
Total assets	$514,720			$477,550
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$97,863	55	0.23	$85,008	129	0.61
Money market and savings	126,071	57	0.18	120,936	178	0.59
Time deposits	33,009	89	1.09	35,570	114	1.29
Foreign office deposits - interest-bearing	—	—	—	—	—	—
Total interest-bearing deposits (4)	256,943	201	0.32	241,514	421	0.70
Short-term borrowings	8,998	28	1.24	18,900	83	1.76
Long-term debt	55,537	211	1.52	46,547	272	2.34
Total interest-bearing liabilities	321,478	440	0.55	306,961	776	1.02
Noninterest-bearing deposits (4)	113,875			93,135
Other liabilities	12,504			12,042
Shareholders' equity	66,863			65,412
Total liabilities and shareholders' equity	$514,720			$477,550
Average interest-rate spread			2.97			3.31

Net interest income/ net interest margin		$3,479	3.13%		$3,687	3.58%
Taxable-equivalent adjustment		$31			$37
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.22% and 0.51% for the three months ended June 30, 2020 and March 31, 2020, respectively.
Truist Financial Corporation 9

Average Balances and Rates - Quarters
	Quarter Ended
	December 31, 2019			September 30, 2019			June 30, 2019
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,384	$12	1.97%	$2,240	$11	2.04%	$2,662	$14	2.04%
U.S. government-sponsored entities (GSE)	2,301	12	2.28	2,449	14	2.25	2,440	13	2.25
Mortgage-backed securities issued by GSE	55,119	366	2.64	43,415	279	2.57	40,112	258	2.57
States and political subdivisions	598	4	3.38	566	5	3.44	566	6	4.37
Non-agency mortgage-backed	263	9	13.15	198	9	18.77	302	10	13.28
Other	34	—	3.53	32	—	3.67	33	1	3.85
Total securities	60,699	403	2.65	48,900	318	2.60	46,115	302	2.62
Loans and leases:
Commercial:
Commercial and industrial	81,853	862	4.18	63,768	671	4.18	62,563	679	4.35
CRE	19,896	223	4.43	17,042	209	4.83	16,854	210	4.97
Commercial construction	4,506	57	5.17	3,725	47	5.11	3,894	50	5.32
Lease financing	3,357	32	3.79	2,260	18	3.17	2,122	17	3.29
Consumer:
Residential mortgage	34,824	361	4.15	28,410	285	4.02	32,066	321	4.00
Residential home equity and direct	15,810	242	6.04	11,650	173	5.92	11,687	173	5.97
Indirect auto	15,390	312	8.04	11,810	262	8.84	11,633	254	8.71
Indirect other	7,772	133	6.77	6,552	110	6.61	6,246	102	6.63
Student	1,825	24	5.20	—	—	—	—	—	—
Credit card	3,788	85	9.06	3,036	71	9.18	2,970	67	8.94
PCI	1,220	33	10.63	411	25	24.23	432	24	21.63
Total loans and leases held for investment	190,241	2,364	4.94	148,664	1,871	5.00	150,467	1,897	5.05
Loans held for sale	3,400	31	3.52	3,378	35	4.16	1,090	11	4.17
Total loans and leases	193,641	2,395	4.91	152,042	1,906	4.98	151,557	1,908	5.05
Interest earning trading assets	2,370	11	1.84	668	3	2.02	1,456	8	2.25
Other earning assets	6,405	28	1.78	1,798	14	2.92	1,711	12	2.88
Total earning assets	263,115	2,837	4.29	203,408	2,241	4.38	200,839	2,230	4.45
Nonearning assets	38,944			29,012			28,410
Total assets	$302,059			$232,420			$229,249
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$43,246	65	0.60	$27,664	47	0.67	$27,708	45	0.65
Money market and savings	79,903	152	0.76	64,920	156	0.95	63,394	163	1.03
Time deposits	23,058	87	1.48	16,643	67	1.62	15,730	63	1.58
Foreign office deposits - interest-bearing	24	—	2.19	265	1	2.13	379	2	2.43
Total interest-bearing deposits (4)	146,231	304	0.82	109,492	271	0.99	107,211	273	1.02
Short-term borrowings	11,489	62	2.15	8,307	54	2.55	8,367	50	2.40
Long-term debt	29,888	219	2.92	22,608	193	3.42	23,233	193	3.33
Total interest-bearing liabilities	187,608	585	1.24	140,407	518	1.47	138,811	516	1.49
Noninterest-bearing deposits (4)	64,485			52,500			52,680
Other liabilities	8,226			6,769			6,457
Shareholders' equity	41,740			32,744			31,301
Total liabilities and shareholders' equity	$302,059			$232,420			$229,249
Average interest-rate spread			3.05			2.91			2.96

Net interest income/ net interest margin		$2,252	3.41%		$1,723	3.37%		$1,714	3.42%
Taxable-equivalent adjustment		$25			$23			$24
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.57%, 0.67% and 0.68% for the three months ended December 31, 2019, September 30, 2019 and June 30, 2019, respectively.

10 Truist Financial Corporation

Average Balances and Rates - Year-To-Date
	Year-to-Date
	June 30, 2020			June 30, 2019
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,255	$21	1.91%	$2,980	$30	2.02%
U.S. government-sponsored entities (GSE)	1,850	22	2.33	2,429	27	2.24
Mortgage-backed securities issued by GSE	70,595	874	2.48	40,078	516	2.58
States and political subdivisions	518	9	3.57	593	12	4.04
Non-agency mortgage-backed	174	15	16.71	308	20	12.89
Other	38	—	2.65	35	1	3.90
Total securities	75,430	941	2.49	46,423	606	2.61
Loans and leases:
Commercial:
Commercial and industrial	142,367	2,623	3.70	61,970	1,335	4.34
CRE	27,425	514	3.75	16,820	417	4.98
Commercial construction	6,578	137	4.27	4,006	104	5.33
Lease financing	5,996	135	4.49	2,071	34	3.31
Consumer:
Residential mortgage	52,687	1,202	4.56	31,720	645	4.07
Residential home equity and direct	27,381	843	6.19	11,685	344	5.95
Indirect auto	24,848	835	6.76	11,471	494	8.67
Indirect other	11,116	402	7.27	6,138	200	6.60
Student	7,710	191	4.97	—	—	—
Credit card	5,242	247	9.49	2,946	132	8.98
PCI	—	—	—	444	44	19.77
Total loans and leases held for investment	311,350	7,129	4.60	149,271	3,749	5.06
Loans held for sale	5,741	89	3.10	910	19	4.25
Total loans and leases	317,091	7,218	4.57	150,181	3,768	5.05
Interest earning trading assets	5,017	103	4.09	1,031	12	2.25
Other earning assets	32,641	120	0.74	1,653	41	5.06
Total earning assets	430,179	8,382	3.91	199,288	4,427	4.47
Nonearning assets	65,956			28,133
Total assets	$496,135			$227,421
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$91,435	184	0.41	$27,665	85	0.62
Money market and savings	123,504	235	0.38	63,360	313	0.99
Time deposits	34,289	203	1.19	16,059	123	1.54
Foreign office deposits - interest-bearing	—	—	—	400	5	2.43
Total interest-bearing deposits (4)	249,228	622	0.50	107,484	526	0.99
Short-term borrowings	13,949	111	1.60	7,003	82	2.37
Long-term debt	51,042	483	1.90	23,240	385	3.31
Total interest-bearing liabilities	314,219	1,216	0.78	137,727	993	1.45
Noninterest-bearing deposits (4)	103,505			52,484
Other liabilities	12,274			6,287
Shareholders' equity	66,137			30,923
Total liabilities and shareholders' equity	$496,135			$227,421
Average interest-rate spread			3.13			3.02

Net interest income/ net interest margin		$7,166	3.34%		$3,434	3.47%
Taxable-equivalent adjustment		$68			$48
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.35% and 0.66% for the year ended June 30, 2020 and 2019, respectively.

Truist Financial Corporation 11

Credit Quality
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2020	2020	2019	2019	2019
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$428	$443	$212	$172	$193
CRE	42	18	10	27	31
Commercial construction	13	2	—	2	2
Lease financing	56	27	8	2	2
Consumer:
Residential mortgage	198	248	55	106	104
Residential home equity and direct	192	170	67	56	54
Indirect auto	155	125	100	81	74
Indirect other	3	1	2	1	1
Total nonaccrual loans and leases held for investment	1,087	1,034	454	447	461
Loans held for sale	102	41	107	—	—
Total nonaccrual loans and leases	1,189	1,075	561	447	461
Foreclosed real estate	43	63	82	33	36
Other foreclosed property	20	39	41	29	26
Total nonperforming assets	$1,252	$1,177	$684	$509	$523
Troubled Debt Restructurings (TDRs)
Performing TDRs:
Commercial:
Commercial and industrial	$57	$65	$47	$69	$84
CRE	22	7	6	6	7
Commercial construction	36	36	37	1	1
Lease financing	1	1	—	—	—
Consumer:
Residential mortgage	533	513	470	570	581
Residential home equity and direct	71	66	51	54	53
Indirect auto	342	350	333	324	311
Indirect other	4	5	5	4	4
Student	4	1	—	—	—
Credit card	37	35	31	29	29
Total performing TDRs	1,107	1,079	980	1,057	1,070
Nonperforming TDRs	111	121	82	115	135
Total TDRs	$1,218	$1,200	$1,062	$1,172	$1,205
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$9	$5	$1	$—	$—
CRE	3	1	—	—	—
Lease financing	1	—	—	—	—
Consumer:
Residential mortgage	$521	$610	$543	$347	$350
Residential home equity and direct	9	10	9	8	11
Indirect auto	10	11	11	9	7
Indirect other	3	2	2	—	—
Student	478	1,068	188	—	—
Credit card	38	41	22	15	13
PCI	—	—	1,218	24	26
Total loans 90 days past due and still accruing	$1,072	$1,748	$1,994	$403	$407
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$282	$262	$94	$34	$32
CRE	6	8	5	1	3
Commercial construction	1	16	1	—	—
Lease financing	10	8	2	1	5
Consumer:
Residential mortgage	703	679	498	432	480
Residential home equity and direct	108	156	122	56	60
Indirect auto	265	521	560	380	354
Indirect other	50	74	85	43	39
Student	442	593	650	—	—
Credit card	34	57	56	29	26
PCI	—	—	140	16	17
Total loans 30-89 days past due	$1,901	$2,374	$2,213	$992	$1,016

12 Truist Financial Corporation

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2020	2020	2019	2019	2019
Allowance for Credit Losses
Beginning balance	$5,611	$1,889	$1,653	$1,689	$1,659
CECL adoption - impact to retained earnings before tax	—	2,762	—	—	—
CECL adoption - reserves on PCD assets	—	378	—	—	—
Provision for credit losses	844	893	171	117	172
Charge-offs:
Commercial:
Commercial and industrial	(123)	(39)	(23)	(28)	(22)
CRE	(14)	(1)	(5)	(2)	(18)
Commercial construction	—	(3)	—	—	—
Lease financing	(4)	(2)	(9)	(1)	—
Consumer:
Residential mortgage	(35)	(11)	(8)	(3)	(5)
Residential home equity and direct	(65)	(68)	(25)	(24)	(24)
Indirect auto	(80)	(142)	(107)	(92)	(79)
Indirect other	(20)	(18)	(19)	(14)	(12)
Student	(6)	(8)	—	—	—
Credit card	(50)	(53)	(37)	(25)	(23)
Total charge-offs	(397)	(345)	(233)	(189)	(183)
Recoveries:
Commercial:
Commercial and industrial	21	17	6	5	8
CRE	4	—	—	3	2
Commercial construction	7	1	1	—	1
Lease financing	—	—	—	1	—
Consumer:
Residential mortgage	2	2	1	—	—
Residential home equity and direct	15	15	10	6	8
Indirect auto	18	23	13	12	14
Indirect other	7	7	5	3	5
Student	1	—	—	—	—
Credit card	6	8	5	6	3
Total recoveries	81	73	41	36	41
Net charge-offs	(316)	(272)	(192)	(153)	(142)
Merger related items and other	(6)	(39)	257	—	—
Ending balance	$6,133	$5,611	$1,889	$1,653	$1,689
Allowance for Credit Losses:
Allowance for loan and lease losses (excluding PCD / PCI loans)	$5,408	$4,880	$1,541	$1,565	$1,587
Allowance for PCD / PCI loans	294	331	8	8	8
Reserve for unfunded lending commitments (RUFC)	431	400	340	80	94
Total	$6,133	$5,611	$1,889	$1,653	$1,689

Truist Financial Corporation 13

	As of/For the Year-to-Date
	Period Ended June 30
(Dollars in millions)	2020	2019
Allowance for Credit Losses
Beginning balance	$1,889	$1,651
CECL adoption - impact to retained earnings before tax	2,762	—
CECL adoption - reserves on PCD assets	378	—
Provision for credit losses	1,737	327
Charge-offs:
Commercial:
Commercial and industrial	(162)	(39)
CRE	(15)	(26)
Commercial construction	(3)	—
Lease financing	(6)	(1)
Consumer:
Residential mortgage	(46)	(10)
Residential home equity and direct	(133)	(44)
Indirect auto	(222)	(171)
Indirect other	(38)	(29)
Student	(14)	—
Credit card	(103)	(47)
Total charge-offs	(742)	(367)
Recoveries:
Commercial:
Commercial and industrial	38	14
CRE	4	2
Commercial construction	8	2
Consumer:
Residential mortgage	4	1
Residential home equity and direct	30	14
Indirect auto	41	27
Indirect other	14	9
Student	1	—
Credit card	14	9
Total recoveries	154	78
Net charge-offs	(588)	(289)
Merger related items and other	(45)	—
Ending balance	$6,133	$1,689

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2020	2020	2019	2019	2019
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.60%	0.74%	0.74%	0.66%	0.67%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.34	0.55	0.66	0.27	0.27
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.35	0.32	0.15	0.30	0.30
Nonperforming loans and leases as a percentage of loans and leases (1)	0.37	0.33	0.18	0.30	0.30
Nonperforming assets as a percentage of:
Total assets (1)	0.25	0.23	0.14	0.22	0.23
Loans and leases plus foreclosed property	0.37	0.36	0.19	0.34	0.34
Net charge-offs as a percentage of average loans and leases	0.39	0.36	0.40	0.41	0.38
Allowance for loan and lease losses as a percentage of loans and leases	1.81	1.63	0.52	1.05	1.05
Ratio of allowance for loan and lease losses to:
Net charge-offs	4.49X	4.76X	2.03X	2.59X	2.80X
Nonperforming loans and leases	5.24X	5.04X	3.41X	3.52X	3.46X
Asset Quality Ratios (Excluding Government Guaranteed and PCI)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.03%	0.04%	0.03%	0.04%	0.04%
Applicable ratios are annualized.
(1)Includes loans held for sale.

14 Truist Financial Corporation

	June 30, 2020
			Past Due 30-89		Past Due 90+
(Dollars in millions)	Current Status		Days		Days		Total
Troubled Debt Restructurings
Performing TDRs: (1)
Commercial:
Commercial and industrial	$50	87.7%	$7	12.3%	$—	—%	$57
CRE	22	100.0	—	—	—	—	22
Commercial construction	36	100.0	—	—	—	—	36
Lease financing	1	100.0	—	—	—	—	1
Consumer:
Residential mortgage	268	50.2	84	15.8	181	34.0	533
Residential home equity and direct	70	98.6	1	1.4	—	—	71
Indirect auto	320	93.6	22	6.4	—	—	342
Indirect other	4	100.0	—	—	—	—	4
Student	4	100.0	—	—	—	—	4
Credit card	32	86.5	3	8.1	2	5.4	37
Total performing TDRs (1)	807	72.9	117	10.6	183	16.5	1,107
Nonperforming TDRs (2)	59	53.2	8	7.2	44	39.6	111
Total TDRs (1)(2)	$866	71.1%	$125	10.3%	$227	18.6%	$1,218
(1)Past due performing TDRs are included in past due disclosures.
(2)Nonperforming TDRs are included in nonaccrual loan disclosures.

			Quarter Ended
			June 30	March 31	Dec. 31	Sept. 30	June 30
			2020	2020	2019	2019	2019
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.27%	0.07%	0.09%	0.14%	0.09%
CRE			0.15	0.01	0.09	—	0.41
Commercial construction			(0.43)	0.13	(0.09)	(0.11)	(0.19)
Lease financing			0.33	0.08	1.03	0.11	0.03
Consumer:
Residential mortgage			0.25	0.07	0.09	0.04	0.06
Residential home equity and direct			0.73	0.78	0.39	0.60	0.57
Indirect auto			1.03	1.89	2.41	2.70	2.23
Indirect other			0.41	0.47	0.72	0.60	0.49
Student			0.31	0.38	(0.01)	—	—
Credit card			3.50	3.30	3.32	2.59	2.50
Total loans and leases			0.39	0.36	0.40	0.41	0.38
Applicable ratios are annualized.

Credit Quality - Allowance with Fair Value Marks

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31
(Dollars in millions)	2020	2020	2019
ALLL	$5,702	$5,211	$1,549
Unamortized fair value mark (1)	3,077	3,539	4,564
Allowance plus unamortized fair value mark	$8,779	$8,750	$6,113

Loans and leases held for investment	$314,825	$319,229	$299,842
Unamortized fair value mark (1)	3,077	3,539	4,564
Gross loans and leases	$317,902	$322,768	$304,406

Allowance for loan and lease losses as a percentage of loans and leases - GAAP	1.81%	1.63%	0.52%
Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases - Adjusted (1) (2)	2.76	2.71	2.01
(1)Unamortized fair value mark includes credit, interest rate and liquidity components.
(2)Allowance for loan and lease losses and unamortized fair value mark, and allowance for credit losses and unamortized fair value mark, as a percentage of gross loans and leases are non-GAAP measurements of credit reserves that are calculated by adjusting the ALLL or ACL, and loans and leases held for investment by the unamortized fair value mark. Truist's management uses these measures to assess loss absorption capacity.
Truist Financial Corporation 15

Rollforward of Intangible Assets and Selected Fair Value Marks (1)
	As of/For the Quarter Ended
	June 30	March 31	Dec. 31
(Dollars in millions)	2020	2020	2019
Loans and Leases (2)
Beginning balance unamortized fair value mark	$(3,539)	$(4,564)	$(221)
Additions - Merger with SunTrust	—	—	(4,513)
Accretion	440	454	170
CECL adoption - reserves on PCD assets	—	378	—
Purchase accounting adjustments and other activity	22	193	—
Ending balance	$(3,077)	$(3,539)	$(4,564)
Core deposit and other intangible assets
Beginning balance	$3,168	$3,142	$678
Additions - Merger with SunTrust	—	—	2,535
Amortization of intangibles	(178)	(165)	(71)
Amortization in net occupancy expense	(6)	(5)	—
Purchase accounting adjustments and other activity	32	196	—
Ending balance	$3,016	$3,168	$3,142
Deposits (3)
Beginning balance unamortized fair value mark	$(54)	$(76)	$—
Additions - Merger with SunTrust	—	—	(83)
Amortization	17	22	7
Ending balance	$(37)	$(54)	$(76)
Long-Term Debt (3)
Beginning balance unamortized fair value mark	$(285)	$(312)	$(10)
Additions - Merger with SunTrust	—	—	(309)
Amortization	23	27	7
Ending balance	$(262)	$(285)	$(312)
(1)Includes the merger with SunTrust, as well as other acquisitions. This summary includes only selected information and does not represent all purchase accounting adjustments.
(2)Purchase accounting marks on loans and leases includes credit, interest and liquidity components, and are generally recognized using the level-yield method over the remaining life of the individual loans or recognized in full in the event of prepayment.
(3)Purchase accounting marks on liabilities represents interest rate marks on time deposits and long-term debt and are recognized using the level-yield method over the term of the liability.
16 Truist Financial Corporation

Capital Information - Five Quarter Trend
	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2020	2020	2019	2019	2019
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$37,108	$36,396	$35,643	$19,905	$19,435
Tier 1	44,249	40,993	40,743	22,960	22,486
Total	53,437	49,395	47,511	27,666	26,693
Risk-weighted assets	383,430	390,348	376,056	187,503	187,523
Average quarterly tangible assets	490,203	454,381	276,591	223,298	220,514
Risk-based capital ratios:
Common equity tier 1	9.7%	9.3%	9.5%	10.6%	10.4%
Tier 1	11.5	10.5	10.8	12.2	12.0
Total	13.9	12.7	12.6	14.8	14.2
Leverage capital ratio (1)	9.0	9.0	14.7	10.3	10.2
Supplementary leverage (2)	8.5	7.8	7.9	NA	NA
Equity as a percentage of total assets	13.7	13.0	14.1	13.6	13.8
Common equity per common share	$45.74	$45.49	$45.66	$38.07	$37.40
(1)The leverage ratio is calculated using end of period Tier 1 capital and quarterly average tangible assets. The timing of the merger impacted the 4Q19 result.
(2)Truist became subject to the supplementary leverage ratio in 2020. The 4Q19 measure was an estimate based on a full quarter of average tangible assets.

	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2020	2020	2019	2019	2019
Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$68,883	$66,061	$66,558	$32,303	$31,764
Less:
Preferred stock	7,143	4,599	5,102	3,057	3,053
Noncontrolling interests	106	167	174	69	61
Intangible assets, net of deferred taxes	26,083	26,263	26,482	10,281	10,317
Tangible common equity	$35,551	$35,032	$34,800	$18,896	$18,333

Outstanding shares at end of period (in thousands)	1,347,609	1,347,461	1,342,166	766,303	766,010

Tangible Common Equity Per Common Share	$26.38	$26.00	$25.93	$24.66	$23.93
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist's management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.
Truist Financial Corporation 17

Selected Mortgage Banking Information & Additional Information
	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data)	2020	2020	2019	2019	2019
Residential Mortgage Income
Residential mortgage production revenue	$344	$206	$40	$50	$37
Residential mortgage servicing revenue	159	169	78	64	62
Realization of expected residential MSR cash flows	(176)	(122)	(59)	(36)	(38)
Residential mortgage income before MSR valuation	327	253	59	78	61
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	(28)	(503)	80	(79)	(47)
MSRs hedge gains (losses)	42	495	(74)	81	77
Net MSRs valuation	14	(8)	6	2	30
Total residential mortgage income	$341	$245	$65	$80	$91
Commercial Real Estate Related Income
Commercial mortgage production revenue	$42	$36	$44	$26	$20
Commercial mortgage servicing revenue	18	19	13	10	9
Realization of expected commercial MSR cash flows	(8)	(11)	(7)	(7)	(7)
Commercial real estate related income before MSR valuation	52	44	50	29	22
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	(6)	(20)	2	—	(5)
MSRs hedge gains (losses)	3	20	(4)	3	5
Net MSRs valuation	(3)	—	(2)	3	—
Commercial real estate related income	$49	$44	$48	$32	$22
Other Mortgage Banking Information
Residential mortgage loan originations	$14,631	$11,708	$7,523	$5,274	$4,735
Residential mortgage servicing portfolio (1):
Loans serviced for others	209,070	219,979	219,347	87,147	85,060
Bank-owned loans serviced	56,365	56,325	60,211	29,122	32,852
Total servicing portfolio	265,435	276,304	279,558	116,269	117,912
Weighted-average coupon rate on mortgage loans serviced for others	3.98%	4.02%	4.04%	4.09%	4.07%
Weighted-average servicing fee on mortgage loans serviced for others	0.315	0.313	0.310	0.280	0.279

Additional Information
Fair value of derivatives, net	3,766	3,276	1,687	641	489
Common stock prices:
High	46.53	56.68	56.92	53.85	51.76
Low	26.41	24.01	50.02	44.98	46.53
End of period	37.55	30.84	56.32	53.37	49.13
Banking offices	2,916	2,957	2,958	1,789	1,787
ATMs	4,354	4,408	4,426	2,376	2,376
FTEs (2)	55,769	56,504	40,691	34,723	34,771
(1)Amounts reported are unpaid principal balance.
(2)FTEs represents an average for the quarter. The timing of the merger impacted the 4Q19 result.
18 Truist Financial Corporation

Selected Items (1)
	Favorable (Unfavorable)
(Dollars in millions)		After-Tax at
Description	Pre-Tax	Marginal Rate
Selected Items
Second Quarter 2020
Incremental operating expenses related to the merger ($64 million in professional fees and outside processing, $49 million in personnel expense, and $16 million in other expense)	$(129)	$(99)

First Quarter 2020
Incremental operating expenses related to the merger ($44 million in personnel expense, $20 million in professional fees and outside processing, and $10 million in other expense)	$(74)	$(57)

Fourth Quarter 2019
Incremental operating expenses related to the merger ($80 million in personnel expense, $12 million in professional fees and outside processing, and $9 million in other expense)	$(101)	$(79)
Impact of mortgage portfolio sale ($25 million in provision for credit losses, offset by $22 in residential mortgage income, and a $2 million corporate advance write off included in loan-related expense)	1	1

Third Quarter 2019
Incremental operating expenses related to the merger ($39 million in personnel expense, $12 million in professional fees and outside processing, and $1 million in other expense)	$(52)	$(40)
Redemption of preferred shares	(46)	(46)
Impact of mortgage portfolio sale ($16 million in provision for credit losses and $4 million in residential mortgage income)	20	15

Second Quarter 2019
Incremental operating expenses related to the merger ($4 million in personnel expense, and $5 million in professional fees and outside processing)	$(9)	$(7)

First Quarter 2019
Incremental operating expenses related to the merger ($1 million in personnel expense, and $1 million in other expense)	$(2)	$(1)
(1)Includes costs not classified as merger-related and restructuring charges that are excluded from adjusted disclosures.

Non-GAAP Reconciliations
	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
(Dollars in millions)	2020	2020	2019	2019	2019	2020	2019
Efficiency Ratio (1)
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$3,878	$3,431	$2,575	$1,840	$1,751	$7,309	$3,519
Merger-related and restructuring charges, net	(209)	(107)	(223)	(34)	(23)	(316)	(103)
Gain (loss) on early extinguishment of debt	(235)	—	—	—	—	(235)	—
Incremental operating expense related to the merger	(129)	(74)	(101)	(52)	(9)	(203)	(11)
Amortization	(178)	(165)	(71)	(29)	(32)	(343)	(64)
Corporate advance write off	—	—	(2)	—	—	—	—
Efficiency Ratio Numerator - Adjusted	$3,127	$3,085	$2,178	$1,725	$1,687	$6,212	$3,341

Efficiency Ratio Denominator - Revenue (2) - GAAP	$5,871	$5,611	$3,625	$3,003	$3,042	$11,482	$5,940
Taxable equivalent adjustment	31	37	25	23	24	68	48
Securities (gains) losses, net	(300)	2	116	—	—	(298)	—
Gain (loss) on loan portfolio sale	—	—	22	(4)	—	—	—
Efficiency Ratio Denominator - Adjusted	$5,602	$5,650	$3,788	$3,022	$3,066	$11,252	$5,988

Efficiency Ratio - GAAP	66.1%	61.1%	71.0%	61.3%	57.6%	63.7%	59.3%
Efficiency Ratio - Adjusted	55.8	54.6	57.5	57.1	55.1	55.2	55.8
(1)The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Revenue is defined as net interest income plus noninterest income.
Truist Financial Corporation 19

	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
(Dollars in millions)	2020	2020	2019	2019	2019	2020	2019
Return on Average Tangible Common Shareholders' Equity (1)
Net income available to common shareholders	$902	$986	$702	$735	$842	$1,888	$1,591
Plus: Amortization of intangibles, net of tax	137	126	57	22	24	263	49
Tangible net income available to common shareholders	$1,039	$1,112	$759	$757	$866	$2,151	$1,640

Average common shareholders' equity	$61,484	$60,224	$38,031	$29,040	$28,188	$60,854	$27,812
Less: Average intangible assets, net of deferred taxes	26,161	26,429	14,760	10,298	10,326	26,295	10,334
Average tangible common shareholders' equity	$35,323	$33,795	$23,271	$18,742	$17,862	$34,559	$17,478

Return on average common shareholders' equity	5.90%	6.58%	7.33%	10.04%	11.98%	6.24%	11.54%
Return on average tangible common shareholders' equity	11.83	13.23	12.91	16.03	19.45	12.52	18.92
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist's management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
(Dollars in millions, except per share data)	2020	2020	2019	2019	2019	2020	2019
Diluted EPS (1)
Net income available to common shareholders - GAAP	$902	$986	$702	$735	$842	$1,888	$1,591
Merger-related and restructuring charges	160	82	176	26	19	242	83
Securities gains (losses)	(230)	2	90	—	—	(228)	—
Loss on extinguishment of debt	180	—	—	—	—	180	—
Incremental operating expenses related to the merger	99	57	79	40	7	156	8
Corporate advance write off	—	—	1	—	—	—	—
Gain (loss) on loan portfolio sale	—	—	17	(3)	—	—	—
Redemption of preferred shares	—	—	—	46	—	—	—
Allowance release related to loan portfolio sale	—	—	(19)	(12)	—	—	—
Net income available to common shareholders - adjusted	$1,111	$1,127	$1,046	$832	$868	$2,238	$1,682

Weighted average shares outstanding - diluted	1,355,834	1,357,545	934,718	775,791	774,603	1,356,809	774,329

Diluted EPS - GAAP	$0.67	$0.73	$0.75	$0.95	$1.09	$1.39	$2.06
Diluted EPS - adjusted	0.82	0.83	1.12	1.07	1.12	1.65	2.17
(1)The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.
20 Truist Financial Corporation